TFLIC FINANCIAL FREEDOM BUILDER®
SUPPLEMENT DATED MAY 9, 2003 TO
PROSPECTUS DATED MAY 1, 2003

Effective on or about June 30, 2003, we will offer four additional investment options to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Access Variable Insurance Trust (“AVIT”).

The following portfolios are added to the front cover of the prospectus:

Potomac Dow 30 Plus Portfolio
Potomac OTC Plus Portfolio
Wells S&P REIT Index Portfolio
Access U.S. Government Money Market Portfolio

The following information is added to page 14 of the prospectus under the heading “Transamerica, The Separate Account, The Fixed Account and the Portfolios – The Portfolios”:

Portfolio	Sub-Adviser or Adviser and Investment Objective
Potomac Dow 30 Plus Portfolio	Rafferty Asset Management, LLC Seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM.
Potomac OTC Plus Portfolio	Rafferty Asset Management, LLC Seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 IndexTM.
Wells S&P REIT Index Portfolio	Wells Asset Management, Inc. Seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index.
Access U.S. Government Money Market Portfolio	Rafferty Asset Management, LLC Seeks to provide security of principal, current income and liquidity.

The following information is added to page 15 of the prospectus after the second full paragraph:

        Access Fund Management, LLC, located at 475 Hickorynut Avenue, Oldsmar, Florida 34677, serves as the investment adviser to the AVIT fund and manages the AVIT fund in accordance with policies and guidelines established by the AVIT fund’s Board of Trustees. For certain portfolios, AVIT has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. AVIT and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the AVIT fund prospectus for more information regarding Access and the investment advisers.

The following paragraph is added to page 50 after Table 1 in the prospectus under the heading “Performance Data – Rates of Return:"

        Because Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Access U.S. Government Money Market Portfolio and Wells S&P REIT Index Portfolio subaccounts commenced operations on May 1, 2003, the above Table does not reflect rates of return for these subaccounts.

The following paragraph is added to page 51 after Table 2 in the prospectus under the heading “Performance Data – Rates of Return:"

        Because Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Access U.S. Government Money Market Portfolio and Wells S&P REIT Index Portfolio commenced operations on May 1, 2003, the above Table does not reflect rates of return for these portfolios.

AGO7430-05-2003